Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Strategic Mining Corp. for the period ended March 31, 2011, I, Todd Sterck, Chief Operating Officer and Chief Financial Officer of Strategic Mining Corp. hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ended March 31, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the period ended March 31, 2011, fairly presents, in all material respects, the financial condition and results of operations of Strategic Mining Corp.

Date: May 19, 2011	By:	/s/ Todd Sterck
Todd Sterck
President, Chief Operating Officer, Chief Financial Officer and Director